UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

SunEdison Semiconductor Limited

(Name of Registrant as Specified In Its Charter)

GlobalWafers Co., Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GlobalWafers Co., Ltd. 2016/08 Confidential

Additional Information and Where You Can Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between SunEdison Semiconductor and GlobalWafers. In connection with the proposed transaction, SunEdison Semiconductor will file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to the shareholders of SunEdison Semiconductor. SHAREHOLDERS OF SUNEDISON SEMICONDUCTOR ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement (when it becomes available), and any other documents filed by SunEdison Semiconductor or GlobalWafers with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Shareholders are urged to read the proxy statement and the other relevant materials when they become available before making any decision with respect to the proposed transaction. Certain Information Concerning Participants Each of GlobalWafers, SunEdison Semiconductor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SunEdison Semiconductor shareholders in favor of the proposed transaction. GlobalWafers currently owns approximately 4.9% of the outstanding ordinary shares of SunEdison Semiconductor. Information about GlobalWafers and its directors and executive officers may be found in the Schedule 14A filed by GlobalWafers with the SEC on August 18, 2016. Information about SunEdison Semiconductor’s directors and executive officers and their ownership of SunEdison Semiconductor’s ordinary shares is set forth in its proxy statement for its 2016 Annual General Meeting of Shareholders and its most recent annual report on Form 10 - K. Additional information regarding the direct or indirect interests of participants in the solicitation of proxies in connection with the contemplated transactions, by security holdings or otherwise, will be included in the proxy statement and other materials to be filed with the SEC in connection with the transaction. Cautionary Statement Regarding Forward - Looking Information This material contains forward - looking statements. These statements include a belief that the transaction can be closed by the end of the year and expectations by GlobalWafers of the benefits of the transaction. These forward - looking statements are subject to risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward - looking statements. Such risks and uncertainties include the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect SunEdison Semiconductor’s business and the price of its ordinary shares; the failure to obtain SunEdison Semiconductor shareholder approval of the proposed transaction; the possibility that the closing conditions to the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non - consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to termination of the Implementation Agreement; the risk of shareholder litigation that may be instituted in connection with the contemplated transactions; risks related to the diversion of management’s attention from SunEdison Semiconductor’s ongoing business operations; the failure of GlobalWafers to obtain the necessary financing to complete the transaction; the effect of announcement of the transaction on SunEdison Semiconductor’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and difficult global economic and capital markets conditions. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and GlobalWafers makes no commitment to revise or update any forward - looking statements in order to reflect events or circumstances occurring or existing after the date any forward - looking statement is made.

Company Profile

Established	2011 (Spin off from SAS)
IPO	2015/09/25 Listed in Taipei Exchange (6488 TT)
Headquarter	HsinChu Science Park, Taiwan, R.O.C.
Products	3" ~ 12" Semiconductor Wafers
Manufacturing Sites	Taiwan, China, U.S.A. & Japan
Paid-in Capital	NTD $3.693 billion
Chairperson & CEO	Doris Hsu
Employees	2,500+300 (2016/08)



GlobalWafers Co., Ltd.
環球晶圓股份有限公司

Milestones1981 Sino - American Silicon Products Inc. established 1998 New owners and management team join SAS 1999 SST established in China 2001 SAS IPO in Taiwan (5483 TT ) 2008 Acquired GlobiTech Incorporated, TX, USA 2011 Company spin off -SAS / GWC / SSC 2012 Acquired Covalent Silicon, Japan 2015 GWC IPO (Taipei Exchange, 6488 TT) 2016 Acquired Topsil, Denmark

Products Diameter: 8,12 Annealed wafer Application: Memory, LCD driver & Logic IC Diameter: 4,5,6,8 EPI wafer Application: Discrete, Logic IC, Analog & Memory Diameter: 4,5,6,8,12 Polished wafer Application: 4”_6” for Epi substrates & Analog 8”_12” mainly in logic IC Diameter: 3,4,5,6 Diffused wafer Application: Discrete Diameter: 3,4,5,6 Non - polished wafer Application: Discrete FZ wafer Diameter: 3,4,5,6 Application: High Power

Organization


GW
GWC
GlobalWafers Co.,Ltd, Taiwan
100%
SST
SST
Sino Silicon Technology China
100%
GLOBITECH
GT
GlobiTech USA
100%
GWJ
GWJ
GlobalWafers Japan
100%
TOPSiL
TOPSIL
Topsil GlobalWafers

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

Manufacturing Sites Capacity

Sites	GWC (Taiwan)	SST (Kunshan, China)	GTI (Texas, USA)	GWJ (Japan)	TOPSIL (Denmark) (Poland)
Products	• 3″ - 8″ ingots • 3″- 6″ wafers • Heavily-doped • Diffusion • Lapped/Etched/Polished	• 3″ - 8″ • Heavily-doped	• 5″ - 8″ • Epitaxial	• 5″ - 12″ • Light & Heavily-doped • Diffusion • Annealed • SOI • Epitaxial	• 3″ - 8″ • FZ/CZ wafers & ingot • NTD • PFZ • HPS • HiRes • EPI • Etched/Polished
Group Products	• Power Discrete • Logic.............. • Sensor............ • Memory..........				•High Power devices (High Speed Train) (Hybrid car) (Wind Turbine)

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

Tier-1 Major Customers

ABB	GLOBAL FOUNDRIES	MITSUBISHI ELECTRIC	SANKEN
BOSCH	HG	MXIC	SHARP
CSR	HITACHI	NXP	SHINDENGEN
DIODES	INFINEON	ON SEMICONDUCTOR	SPANSION
FAB	IXYS	PANASONIC	ST
FAGOR	MAXIM	PERI	TOSHIBA
FAIRCHILD	MICROCHIP	POWERCHIP	TSMC
FUJI ELECTRIC	MICRON	RENESAS	UMC
FUJITSU	MICROSEMI	ROHM	VISHAY

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

20161H Financial Results

2016Q2 Financial Statements Million NTD 2015% 2016.Q1% 2016.Q2 % Revenue 15,310 100% 3,647 100% 3,903 100% Gross Profit 4,073 27% 837 23% 1,049 27% Operation Income 2,685 18% 434 12% 636 17% PBT 2,808 18% 340 9% 521 14% PAT 2,044 13% 287 8% 452 12% Total Debt & 7,091 30% 7,054 29% 8,783 35% Debt ratio ROE(%)* 13.7% 6.8% 10.9% (annualized) EPS(NTD) 5.80 0.78 1.22

20161H Financial Statements Million NTD 2015.1H % 2015.2H % 2016.1H % Revenue 8,027 100% 7,283 100% 7,550 100% Gross Profit 2,074 26% 1,999 27% 1,886 25% Operation Income 1,393 17% 1,292 18% 1,070 14% PBT 1,404 17% 1,404 19% 862 12% PAT 987 12% 1,057 10% 740 10% Total Debt & 8,871 39% 7,091 30% 8,783 35% Debt ratio ROE(%)* 14.6% 13.8% 8.9% (annualized) EPS(NTD) 2.87 2.93 2.00

20161H SalesDistribution - by Products Annealed Wafer 32% EPI Wafer 40% 14% 14% Polished Wafer

20161H SalesDistribution - by Regions Japan 28% Taiwan 41% 10% USA 11% 10% Europe Others

20161H SalesDistribution - by Diameters 8” 37% 39% 6” 24% 12”

2015 Financial Results

2015 Financial Statements Million NTD 2013% 2014% 2015 % Revenue 15,570 100% 15,922 100.0% 15,310 100% Gross Profit 3,663 23.50% 3,728 23.4% 4,073 26.6% Operation Income 2,194 14.10% 2,336 14.7% 2,685 17.5% PBT 2,204 14.20% 2,679 16.8% 2,808 18.3% PAT 1,948 12.50% 2,095 13.2% 2,044 13.4% Total Debt & Debt 7,939 37.70% 8,184 38.3% 7,091 30.0% ratio ROE{%) 14.83 15.87 13.66% EPS{NTD) 6.14 6.60 5.80

2015 SalesDistribution - by ProductsAnnealed Wafer 33% EPI Wafer 41% 13% 13% Polished Wafer Others

2015 SalesDistribution - by RegionsJapan 24% Taiwan 38% 19% USA 8% 11% Europe Others

2015 SalesDistribution- by Diameters8” 38% 39% 6“23% 12”

Competitive AdvantagesGlobal Customers Base * Global Tier - 1 customers base in US, EU, Japan, Taiwan, Korea & A/P Leading Technology & RD Team * ex - TI, ex - Toshiba R&D/Engineering experiences & training * Strong development & manufacturing capability Global Sites Competitive Cost * Global 9 manufacturing sites, centralized Purchasing, Production & Sales * Acquired lowest manufacturing assets cost via M&A Strong Demands Growth * Automotive, LCD drive IC, Handset devices * IoT booming demands